As filed with the Securities and Exchange Commission on December 28, 2006


                                                                File No. 2-71928
                                                              File No. 811-03171
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                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               -----------------
                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|
                         Pre-Effective Amendment No.                         |_|
                        Post-Effective Amendment No. 31                      |X|
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                       |X|
                               Amendment No. 31                              |X|


                                -----------------

                Value Line U.S. Government Securities Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)


                              220 East 42nd Street
                          New York, New York 10017-5891
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (212) 907-1500


                                David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                          New York, New York 10017-5891
                     (Name and Address of Agent for Service)


                                    Copy to:

                               Peter D. Lowenstein
                         Two Sound View Drive, Suite 100
                               Greenwich, CT 06830


It is proposed that this filing will become effective (check appropriate box)


      |_|   immediately upon filing pursuant to paragraph (b)
      |X|   on January 2, 2007 pursuant to paragraph (b)
      |_|   60 days after filing pursuant to paragraph (a)(1)
      |_|   75 days after filing pursuant to paragraph (a)(2)
      |_|   on (date) pursuant to paragraph (a)(1)
      |_|   on (date) pursuant to paragraph (a)(2) of Rule 485


================================================================================

                                   Value Line
                      U.S. Government Securities Fund, Inc.


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                                   PROSPECTUS
                                 JANUARY 2, 2007

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                                     [LOGO]
                              --------------------
                                   VALUE LINE

                                     No-Load
                                     Mutual
                                      Funds


                                                                        #537648



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS
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                     Fund Summary
                     What are the Fund's goals? Page 2
                     What are the Fund's main investment strategies? Page 2 What are the main risks of investing in the Fund? Page 2 How has the Fund performed? Page 3
                     What are the Fund's fees and expenses? Page 5



How the Fund is Managed
Investment objectives Page 7
Principal investment strategies Page 7
The securities in which the Fund typically invests Page 8
The principal risks of investing in the Fund Page 8



                            Who Manages the Fund
                            Investment Adviser Page 10
                            Management fees Page 10
                            Portfolio management Page 10


          About Your Account
          How to buy shares Page 11
          How to sell shares Page 14
          Frequent purchases and redemptions of Fund shares Page 16 Special services Page 17
          Dividends, distributions and taxes Page 18


                            Financial Highlights
                            Financial Highlights Page 20

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FUND SUMMARY
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What are the Fund's goals?


                 The Fund primarily seeks maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives. Although the Fund will strive to achieve these goals, there is no assurance that it will succeed. The Fund's investment adviser is Value Line, Inc. (the "Adviser").


What are the Fund's main investment strategies?


                 Under normal conditions, at least 80% of the Fund's net assets are invested in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. Some of these securities, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac") are not backed by the full faith and credit of the United States. While the Adviser emphasizes income from investments for the Fund, the Adviser considers carefully security of principal, duration, marketability, and diversity of investments. The Adviser seeks the best relative values among the universe of government securities. The Fund's portfolio may be actively traded.


What are the main risks of investing in the Fund?

                 Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.


                 Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser's investment strategies will produce the desired results. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments.


                 The principal risk you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. Mortgage-backed securities are also more volatile and less liquid than other U.S. government securities and may be subject to both credit and prepayment risk.

                 The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the Fund, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States and are neither issued nor guaranteed by the U.S. Treasury. The maximum potential liability of the instrumentalities that issue some U.S. government securities held by the Fund may exceed the current resources of such instrumentalities, including their legal right to receive support from the U.S. Treasury. Consequently, although such instruments are U.S. government securities, it is possible that these issuers will not have the funds to meet their payment obligations in the future causing the Fund to incur a loss.

                 An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 8.

How has the Fund performed?


                 This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund's shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the Lehman Brothers Intermediate U.S. Government Bond Index and the Lehman Brothers Aggregate Bond Index, which are broad based market indices. You should remember that unlike the Fund, these indices are unmanaged and do not include expenses, which are deducted from Fund returns, or taxes. All returns reflect reinvested dividends. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                 Total returns (before taxes) as of 12/31 each year (%)
                 --------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

           1996          3.93
           1997          9.22
           1998          7.68
           1999         -1.15
           2000         11.33
           2001          7.04
           2002         10.38
           2003          1.89
           2004          2.26
           2005          1.70


Best Quarter:  Q3 2002      +5.15%
Worst Quarter: Q2 2004      (2.56%)


                 As of September 30, 2006, the Fund had a year-to-date total return of 1.89%.

                 Average Annual Total Returns for Periods Ended December 31,
                 2005

                                                      1 year   5 years  10 years
================================================================================
U.S. Government Securities Fund
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Return before taxes                                    1.70%    4.60%      5.35%
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Return after taxes on distributions                    0.10%    3.05%      3.31%
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Return after taxes on distributions and sale of Fund
shares                                                 1.10%    3.00%      3.29%
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Lehman Bros. Intermediate U.S. Government
Bond Index*                                            1.42%    6.41%      6.20%
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Lehman Bros. Aggregate Bond Index*                     2.43%    5.87%      6.16%
--------------------------------------------------------------------------------

                 * Reflects no deduction for fees, expenses or taxes.


                 After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund.
n distributions and sale of
                 Fund shares" shows the effect
                 Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

                 After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. After-tax returns reflect past tax effects and are not predictive of future tax effects.

                 Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

What are the Fund's fees and expenses?

                 These tables describe the fees and expenses you pay in connection with an investment in the Fund.

                 Shareholder Fees (fees paid directly from your investment)
================================================================================
   Maximum Sales Charges (Load) Imposed on Purchases as a percentage of
   offering price                                                          None
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   Maximum Deferred Sales Charges (Load)as a percentage of original
   purchase price or redemption price, whichever is lower                  None
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   Maximum Sales Charges (Load) Imposed on Reinvested Dividends            None
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   Redemption Fee                                                          None
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   Exchange Fee                                                            None
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                 Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)
================================================================================
   Management Fees                                                        0.50%
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   Distribution and Service (12b-1) Fees*                                 0.25%
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   Other Expenses                                                         0.30%
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   Total Annual Fund Operating Expenses                                   1.05%
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      *     Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

                 Example


                 This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

                                       1 year    3 years    5 years    10 years
================================================================================
U.S. Government Securities Fund         $107       $334       $579      $1,283
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6

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HOW THE FUND IS MANAGED
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Investment objectives

                 The Fund primarily seeks maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

Principal investment strategies

                 Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The following is a description of how the Adviser pursues the Fund's objectives.

                 The Adviser invests primarily in pursuit of a two-pronged investment objective: maximum income and preservation of capital.

                 To seek current income and help preserve capital, at least 80% of the Fund's net assets are invested in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises. While the Adviser emphasizes income from investments for the Fund, the Adviser considers carefully security of principal, duration, marketability, and diversity of investments. The Adviser seeks the best relative values among the universe of government securities. The Fund's portfolio may be actively traded. Typically, securities of medium maturities offer the highest income without undue risk to capital. Accordingly, the weighted average effective maturity of the bond portfolio will generally be between 5 and 10 years. The weighted average effective maturity for the bond portfolio as of August 31, 2006 was 5.6 years.


                 Temporary defensive position

                 From time to time in response to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest up to 20% of its assets in cash or cash equivalents. This could help the Fund avoid losses, but it may have the effect of reducing the Fund's income or capital appreciation, or both. If this occurs, the Fund may not achieve its investment objectives.

                 Portfolio turnover

                 The Fund may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy results in higher trading costs and other expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See "Financial Highlights" for the Fund's most current portfolio turnover rates.

The securities in which the Fund typically invests

                 The following is a description of the securities in which the Fund normally invests. Please see the Statement of Additional Information for additional descriptions and risk information on these and all the securities in which the Fund invests.

                 U.S. Government Securities: include U.S. Treasury bills, notes and bonds, as well as securities issued or guaranteed by U.S. government agencies or instrumentalities, such as the Federal Farm Credit System, Federal Home Loan Banks, the Tennessee Valley Authority, Farmers Home Administration, and the Export-Import Bank.

                 Mortgage-Backed Securities: fixed-income securities which represent pools of mortgages with investors receiving principal and interest payments as the underlying mortgage loans are paid back. The Fund invests in those mortgage-backed securities issued by certain government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") and the Government National Mortgage Association.

The principal risks of investing in the Fund

               - The principal risk you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities, especially those securities with longer maturities, may decrease.

               - Mortgage-backed securities may be more volatile and less liquid than other U.S. government securities and may be subject to credit and prepayment risk. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund's investments and could result in losses to the Fund if some securities were acquired at a premium. In addition, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

               - With respect to U.S. government securities supported only by the credit of the issuing agency or an additional line of credit with the U.S. Treasury, such as Freddie Mac and Fannie Mae securities, there is no guarantee that the U.S. government will provide support to such agencies and such securities may involve greater risk of loss of principal and interest than securities issued or guaranteed by the U.S. government. These securities are neither insured nor guaranteed by the U.S. Treasury.


               - Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser's investment strategy will produce the desired results.


               - Please see the Statement of Additional Information for a
                 further discussion of risks. Information on the Fund's recent portfolio holdings can be found in the Fund's current annual, semi-annual or quarterly reports. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is also available in the Statement of Additional Information.

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WHO MANAGES THE FUND
--------------------------------------------------------------------------------

                 The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

Investment Adviser


                 Value Line, Inc., 220 East 42nd Street, New York, NY 10017, (the "Adviser"), serves as the Fund's investment adviser and manages the Fund's business affairs. The Adviser also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, with combined assets of approximately $4 billion as of November 30, 2006.


                 The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.

Management fees

                 For managing the Fund and its investments, the Adviser is paid a fee at an annual rate of 0.50% of the Fund's average daily net assets.


                 A discussion regarding the basis for the Fund's Board of Directors' approval of the investment advisory agreement is available in the Fund's most recent annual report to shareholders for the 12 month period ended August 31.


Portfolio management


                 Jeffrey Geffen is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Geffen has been a portfolio manager with the Adviser during the past five years. There is additional information in the Statement of Additional Information about Mr. Geffen's compensation, other accounts he manages and his ownership of Fund shares.

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ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

How to buy shares

               - By telephone


                 Once you have opened an account, you can buy additional shares by calling 800-243-2729 (the Fund's transfer agent) between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.


               - By wire


                 If you are making an initial purchase by wire, you must call the Fund's transfer agent at 800-243-2729 so you can be assigned an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the fund in which you want to invest.


               - Through a broker-dealer

                 You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

               - By mail

                 Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application, or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

               - Minimum initial/additional investments


                 Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $250. The price you pay for shares will depend on when your purchase order is received. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.

               - Time of purchase

                 Your price for Fund shares is the Fund's net asset value per share (NAV) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is received in correct form by BFDS as agent for the Fund. The Fund reserves the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

                 Fund shares may be purchased through various third-party intermediaries authorized by the Fund including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.

               - Distribution plan


                 The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution, marketing and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred, which means that the distributor may earn a profit under the plan.


               - Additional dealer compensation


                 Value Line Securities, Inc. (the Fund's distributor) may pay additional compensation, out of its own assets, to certain brokerage firms and other intermediaries or their affiliates, based on Fund assets held by that firm, or such other criteria agreed to by the distributor. Value Line Securities, Inc. determines the firms to which payments may be made. Please see the Statement of Additional Information for a further description regarding additional dealer compensation.

               - Net asset value


                 The Fund's NAV is determined as of the close of regular trading on the Exchange each day the Exchange is open for business. NAV is calculated by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. With assistance from an independent pricing service, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices on the basis of valuations provided by dealers in such securities. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. The values for other portfolio securities are determined by reference to valuations obtained from the independent pricing service which determines valuations for normal institutional - size trading units of debt securities, without exclusive reliance upon quoted prices. Securities for which quotations are not readily available from the pricing service or are considered unreliable and all other assets of the Fund are valued at their fair value by the Adviser pursuant to policies and procedures adopted by the Board of Directors. There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV. Investments which have a maturity of less than 60 days are priced at amortized cost which represents fair value. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.


               - Important information about opening a new account with the
                 Value Line Funds

                 In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund's Account Application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit additional share purchases or close your account if it is unable to verify your identity.

How to sell shares

               - By mail

                 You can redeem your shares (sell them back to the Fund) at NAV by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.


                 The Fund will pay you promptly, normally the next business day, but no later than seven days after your request to sell your shares is received. If you purchased your shares by check, the Fund will wait until your check has cleared, which can take up to 15 days from the date of purchase, before the proceeds are sent to you.


                 If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.

               - By telephone or wire


                 You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after the Fund receives your request.


               - By check

                 You can sell $500 or more of your shares by writing a check payable to the order of any person.

               - Through a broker-dealer

                 Fund shares may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. When the intermediary is authorized by the Fund, the shares that you buy or sell through the intermediary are priced at the next NAV that is computed after receipt of your order by the intermediary.

                 Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been so authorized.

               - By exchange


                 You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any exchange order.

                 When you send the Fund's transfer agent a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received. For each account involved you should provide the account name, number, name of fund and exchange or redemption amount. Call 800-243-2729 for information on additional documentation that may be required. You may have to pay taxes on the gain from your sale or exchange of shares.


                 Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

                 The exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund's ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

                 Account minimum

                 If as a result of redemption your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

Frequent purchases and redemptions of Fund shares

                 Frequent purchases and redemptions of the Fund's shares entail risks, including the dilution in value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund's Board of Directors has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

                 Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider trading in its shares to be excessive if an investor:


               - sells shares within 30 days after the shares were purchased;


               - makes more than four exchanges out of the Fund during a
                 calendar year (other than systematic purchases and redemptions);

               - enters into a series of transactions that is indicative of a timing pattern strategy.

                 In order to seek to detect frequent purchases and redemptions of Fund shares, the Adviser monitors selected trades. If the Adviser determines that an investor or a client of a broker has engaged in excessive short-term trading that may be harmful to the Fund, the Adviser will ask the investor or broker to cease such activity and may refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that the Adviser believes are under their control. The Adviser applies these restrictions uniformly in all cases.

                 While the Adviser uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. Neither the Adviser, the Fund nor any of its service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares. Frequently, shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Adviser's ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Fund's policies. Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts. However, should the Fund detect market timing activity it may terminate the account. Because omnibus accounts may apply their own market timing policies with respect to their accounts and because the Adviser retains discretion in applying market timing policies, there is a risk that different shareholders may be treated differently and some level of market timing activity could occur.


Special services


                 To help make investing with the Fund as easy as possible, and to help you manage your investments, the following special services are available. You can get further information about these programs by calling Shareholder Services at 800-243-2729.


               - Valu-Matic(R) allows you to make regular monthly investments of
                 $25 or more automatically from your checking account.


               - Through the Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute redemption of a portion of your Fund shares which may result in income, gain or loss to you for federal income tax purposes.


               - You may buy shares in the Fund for your individual or group retirement plan, including your Individual Retirement Account
                 (IRA) or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

Dividends, distributions and taxes


                 The Fund pays dividends quarterly, while any capital gains are distributed annually. Dividends and any capital gains are automatically reinvested, unless you indicate otherwise in your application to purchase shares.

                 Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a dividend or capital gain distribution because such dividend or distribution will generally be taxable even though the net asset value of shares of the Fund will be reduced by the dividend or distribution.


                 Dividends and distributions generally are taxable, regardless of whether you reinvest them or receive them in cash. For U.S. federal income tax purposes, distributions from short-term capital gains and dividends from net investment income will be taxable as ordinary income. Since the Fund's income is derived from sources that do not pay "qualified dividend income," dividends from the net investment income of the Fund are not expected to qualify for taxation at the maximum 15% U.S. federal income tax rate.


                 Distributions designated by the Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on dividends and distributions.

                 The Fund will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.


                 If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

                 You will generally have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Your gain or loss will be long-term or short-term, generally depending upon how long you owned your shares. Certain limitations may apply to limit your ability to currently deduct capital losses.

                 As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


                 The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. You should consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                 The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's financial statements, which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-243-2729.


Financial Highlights
--------------------------------------------------------------------------------


                                                       Years Ended August 31,
                                 ---------------------------------------------------------------
                                   2006            2005         2004         2003         2002
                                 ---------------------------------------------------------------
Net asset value,
  beginning of year              $  11.74        $  11.87     $  11.84     $  12.00     $  11.51
------------------------------------------------------------------------------------------------
  Income (loss) from
    investment operations:
    Net investment income             .47             .52          .41          .44          .50
    Net gains or losses on
      securities (both realized
      and unrealized)                (.32)           (.19)         .03         (.15)         .49
------------------------------------------------------------------------------------------------
    Total income from
      investment operations           .15             .33          .44          .29          .99
------------------------------------------------------------------------------------------------
  Less dividends and
    distributions:
    Dividends from net
      investment income              (.52)           (.46)        (.41)        (.45)        (.50)
------------------------------------------------------------------------------------------------
Net asset value, end of year     $  11.37        $  11.74     $  11.87     $  11.84     $  12.00
================================================================================================
Total return                         1.33%           2.86%        3.79%        2.35%        8.84%
================================================================================================
Ratios/Supplemental Data:
Net assets, end of year
  (in thousands)                 $ 97,705        $112,140     $121,444     $144,264     $155,659
Ratio of expenses to average
  net assets(1)                      1.05%(2)        1.04%        0.98%        0.96%        0.92%
Ratio of net investment income
  to average net assets              3.88%           3.60%        3.40%        3.57%        4.17%
Portfolio turnover rate                22%             60%          35%          65%         168%
------------------------------------------------------------------------------------------------

(1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.04% for the year ended August 31, 2006 and would not have changed for the years ended August 31, 2005, August 31, 2004, August 31, 2003 and August 31, 2002.

(2) Ratio reflects expenses grossed up for the voluntary fee waiver of a portion of the service and distribution plan by the Distributor. The ratio of expenses to average net assets net of the voluntary fee waiver, but exclusive of the custody credit arrangement, would have been 1.00% as of August 31, 2006.

                     [This Page Intentionally Left Blank.]

For more information


                 Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and quarterly reports filed with the Securities and Exchange Commission. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated January 2, 2007, which has been filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to the Fund at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus, Statement of Additional Information and annual and semi-annual reports, free of charge, from the Fund's Internet site at http://www.vlfunds.com.

                 Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-551-8090.


--------------------------------------------------------------------------------
  Investment Adviser                    Service Agent
  Value Line, Inc.                      State Street Bank and Trust Company
  220 East 42nd Street                  c/o BFDS
  New York, NY 10017-5891               P.O. Box 219729
                                        Kansas City, MO 64121-9729

  Custodian                             Distributor
  State Street Bank and Trust Company   Value Line Securities, Inc.
  225 Franklin Street                   220 East 42nd Street
  Boston, MA 02110                      New York, NY 10017-5891
--------------------------------------------------------------------------------

Value Line Securities, Inc.
220 East 42nd Street, New York, NY 10017-5891                 File no. 811-03171

                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.

               220 East 42nd Street, New York, New York 10017-5891
                                 1-800-243-2729
                                 www.vlfunds.com


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 2, 2007

--------------------------------------------------------------------------------


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line U.S. Government Securities Fund, Inc. (the "Fund") dated January 2, 2007, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Fund's 2006 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report and most recent semi-annual report is available from the Fund upon request and without charge by calling 1-800-243-2729.



                               ------------------

                                TABLE OF CONTENTS

                                                                          Page
                                                                         -----
       Description of the Fund and Its Investments and Risks .........   B-2
       Management of the Fund ........................................   B-7
       Investment Advisory and Other Services ........................   B-11
       Service and Distribution Plan .................................   B-13
       Brokerage Allocation and Other Practices ......................   B-14
       Capital Stock .................................................   B-15
       Purchase, Redemption and Pricing of Shares ....................   B-15
       Taxes .........................................................   B-16
       Performance Data ..............................................   B-20
       Financial Statements ..........................................   B-20

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

      History and Classification. The Fund is an open-end, diversified, management investment company incorporated in Maryland in 1981 as The Value Line Bond Fund, Inc. In 1986, the Fund's name was changed to Value Line U.S. Government Securities Fund, Inc. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

Non-principal Investment Strategies and Associated Risks.

      Restricted and Illiquid Securities. On occasion, the Fund may purchase illiquid securities or securities which would have to be registered under the Securities Act of 1933 (the "Securities Act"), if they were to be publicly distributed. However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of its net assets. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's secondary objective of capital appreciation without unduly restricting freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

      Structured Securities. The Fund may invest in structured notes, bonds or debentures. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

      Custodial Receipts. The Fund may acquire custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government or its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

      Inverse Floating Rate Securities. The Fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

      Loans of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331|M/3% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, cash equivalents or United States Treasury Bills on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund will retain the right to call, upon notice, the loaned securities and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by shareholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

      When-Issued Transactions. The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Fund will record the transaction and reflect the value of the security in determining its net asset value.

      Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and may be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

      Variable and Floating Rate Securities. The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

      Bank Obligations. The Fund may invest in U.S. dollar denominated obligations issued or guaranteed by U.S. banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

      Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

      Zero Coupon Bonds. The Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Fund defaults, the Fund may obtain no return at all on its investment. The Fund will accrue income on such investments for federal income tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.


      TIPS. The Fund may invest in U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," which are fixed income securities whose principal value and interest payout are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.


      The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

      Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

      Repurchase Agreements. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 15% of its net assets.

Fund Fundamental Policies.

      (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

      (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

      (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

      (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry. For this purpose, gas, electric, water and telephone utilities will each be treated as a separate industry.

      (v) The Fund may not invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

      (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331|M/3% of the total assets of the Fund (including the loan collateral).

      (vii) The Fund may not engage in arbitrage transactions or in short sales, except to the extent that it owns other securities convertible into an equivalent amount of such securities and then only for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities. No more than 10% of the value of the Fund's assets taken at market may at any one time be held as collateral for such sales.

      (viii) The Fund may not write, purchase or sell puts, calls or combinations thereof, invest in commodities or commodity contracts or purchase securities of other investment companies.

      (ix) The Fund may not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

      (xii) The Fund may not purchase securities on margin or participate on a joint or a joint and several basis in any trading account in securities or purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

      (xiii) The primary investment objective of the Fund is to obtain maximum income without undue risk of principal. Capital preservation and possible capital appreciation are secondary objectives. Under normal conditions, at least 80% of the value of the Fund's net assets will be invested in U.S. Government Securities.


      If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (ii) and the restriction on illiquid securities. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

      The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND

      The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.


                                                                                                                          Other
Name,                                                Length of                  Principal Occupations                 Directorships
Address, and Age                    Position        Time Served                During the Past 5 Years              Held by Director
---------------------------- --------------------- -------------   ---------------------------------------------- ------------------
Interested Director*

Jean Bernhard Buttner        Chairman of the        Since 1983     Chairman, President and Chief Executive        Value Line, Inc.
Age 72                       Board of Directors                    Officer of Value Line, Inc. (the "Adviser")
                             and President                         and Value Line Publishing, Inc. Chairman
                                                                   and President of each of the 14 Value Line
                                                                   Funds and Value Line Securities, Inc.
                                                                   (the "Distributor").

Non-Interested Directors

John W. Chandler             Director               Since 1991     Consultant, Academic Search Consultation       None
18 Victoria Lane                                                   Service, Inc. 1992-2004. Trustee Emeritus
Lanesboro, MA 01237                                                and Chairman (1993-1994) of the Board of
Age 83                                                             Trustees of Duke University; President
                                                                   Emeritus, Williams College.

Frances T. Newton            Director               Since 2000     Customer Support Analyst, Duke Power           None
4921 Buckingham Drive                                              Company.
Charlotte, NC 28209
Age 65

Francis C. Oakley            Director               Since 2000     Professor of History, Williams College, 1961   Berkshire Life
54 Scott Hill Road                                                 to 2002, Professor Emeritus since 2002,        Insurance Company
Williamstown, MA 01267                                             President Emeritus since 1994 and President,   of America.
Age 75                                                             1985-1994; Chairman (1993-1997) and
                                                                   Interim President (2002-2003) of the America
                                                                   Council of Learned Societies; Trustee since
                                                                   1997 and Chairman of the Board since 2005,
                                                                   National Humanities Center.

David H. Porter              Director               Since 1997     Visiting Professor of Classics, Williams       None
5 Birch Run Drive                                                  College, since 1999; President Emeritus,
Saratoga Springs, NY 12866                                         Skidmore College since 1999 and President,
Age 71                                                             1987-1998.

Paul Craig Roberts           Director               Since 1996     Chairman, Institute for Political Economy.     A. Schulman Inc.
169 Pompano St.                                                                                                   (plastics)
Panama City Beach, FL 32413
Age 67

Nancy-Beth Sheerr            Director               Since 1996     Senior Financial Advisor, Veritable, L.P.      None
1409 Beaumont Drive                                                (investment advisor) since 2004; Senior
Gladwyne, PA 19035                                                 Financial Advisor, Hawthorn, 2001-2004.
Age 57

Officers

David T. Henigson            Vice President,        Since 1994     Director, Vice President and Chief
Age 49                       Secretary and Chief                   Compliance Officer of the Adviser. Director
                             Compliance Officer                    and Vice President and Chief Compliance
                                                                   Officer of the Distributor. Vice President,
                                                                   Secretary and Chief Compliance Officer of
                                                                   each of the 14 Value Line Funds.

Stephen R. Anastasio         Treasurer              Since 2005     Controller of the Adviser until 2003; Chief
Age 47                                                             Financial Officer of the Adviser, 2003-2005;
                                                                   Treasurer of the Adviser since 2005;
                                                                   Treasurer of each of the 14 Value Line Funds
                                                                   since 2005.


------------
* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

      Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

      The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent registered public accounting firm to review the range of their activities and to discuss the Fund's system of internal accounting controls. The Audit Committee also meets with the independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were four meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any action taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a combined Nominating/Governance Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise fund governance matters. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.

      The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended August 31, 2006. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.

                                                                Aggregate           Total Compensation From Fund
Name of Person                                           Compensation From Fund     and Fund Complex (14 Funds)
-----------------------------------------------------   ------------------------   -----------------------------
   Interested Director
   Jean B. Buttner ..................................            $  -0-                       $   -0-
   Non-Interested Directors
   John W. Chandler .................................             2,237                        45,000
   Frances T. Newton ................................             2,237                        45,000
   Francis C. Oakley ................................             2,237                        45,000
   David H. Porter ..................................             2,237                        45,000
   Paul Craig Roberts ...............................             2,237                        45,000
   Nancy-Beth Sheerr ................................             2,237                        45,000

      The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund and in all of the Value Line Funds as of December 31, 2005:

                                                                                    Aggregate Dollar Range of
                                                         Dollar Range of Equity     Equity Securities in All
Name of Director                                         Securities in the Fund      of the Value Line Funds
-----------------------------------------------------   ------------------------   --------------------------
   Interested Director
   Jean B. Buttner ..................................         $ 1 - $10,000                 Over $100,000
   Non-Interested Directors
   John W. Chandler .................................         $ 1 - $10,000              $ 10,001 - $50,000
   Frances T. Newton ................................         $ 1 - $10,000              $ 10,001 - $50,000
   Francis C. Oakley ................................         $ 1 - $10,000              $ 10,001 - $50,000
   David H. Porter ..................................         $ 1 - $10,000              $ 10,001 - $50,000
   Paul Craig Roberts ...............................         $         -0-              $ 10,001 - $50,000
   Nancy-Beth Sheerr ................................         $ 1 - $10,000              $ 10,001 - $50,000

      As of November 30, 2006, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94101, which owned 613,018 shares of record or approximately 7.5% of the shares outstanding. Officers and directors of the Fund as a group owned less than 1% of the outstanding shares. Wachovia Bank, N.A., as Trustee of the Value Line, Inc. Profit Sharing and Savings Plan owned 115,027 shares or approximately 1.3%.


      None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser, Value Line Securities, Inc., the Fund's distributor (the "Distributor") or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

Proxy Voting Policies

      As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Board of Directors has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Adviser votes shares owned by the Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objectives. The general principles of the Proxy Voting Policies reflect the Adviser's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.


      Subject to the Board's oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund's Proxy Voting Policies to Institutional Shareholder Services ("ISS"), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, ISS will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of ISS.


      The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.

Election of Directors, Corporate Governance and Routine Matters

      o Generally, the Fund supports the company's nominees to serve as directors.

      o The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

            o Increases in the number of authorized shares of or issuances of common stock or other equity securities;

            o Provisions of the corporate charter addressing indemnification of directors and officers;

            o     Stock repurchase plans; and

            o     The selection of independent accountants.

      o The types of matters on corporate governance that the Adviser would expect to vote against include:

            o The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

            o     The adoption of a classified board;

            o The adoption of poison pill plans or similar anti-takeover measures; and

            o The authorization of a class of shares not held by the Fund with superior voting rights.

Compensation Arrangements and Stock Option Plans

      The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would normally vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.


Social Policy Based Proposals

      Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect to the goal of maximizing the return on funds under management.

      If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser's staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser's Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

      Every August, the Fund will file with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov or at the Fund's website at http://vlfunds.com.

      Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this Statement of Additional Information.

Disclosure of Portfolio Holdings

      The Fund's policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund's investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.

      In addition, the Fund's distributor produces for marketing purposes Fund fact sheets, which include the Fund's top ten holdings and other information regarding the Fund's portfolio. These fact sheets are prepared as soon as possible after the end of the fiscal quarter but are not released until after the Fund has filed with the SEC its annual, semi-annual or quarterly report.


      Ongoing Relationships. Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund's service providers and (ii) investment company rating agencies, which are Morningstar, Standard and Poor's, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Directors. The Fund's service providers are its accountants, custodian, administrator, counsel, pricing service (Interactive Data Corporation) and proxy voting service, who may need to know the Fund's portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding, based on duties of confidentiality arising under law or contract, that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

      Non-Ongoing Relationships. Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund's Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards may include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information.

      To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund's Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund's Board of Directors. The Fund does not release portfolio holdings information to any person for compensation.

      The Board of Directors of the Fund has approved the Fund's portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that the Fund's Chief Compliance Officer monitor compliance with this policy.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      The Fund's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

      The investment advisory agreement between the Fund and the Adviser dated August 10, 1988 provides for a monthly advisory fee at an annual rate equal to 0.50% of the Fund's average daily net assets.


      During the fiscal years ended August 31, 2004, 2005 and 2006, the Fund paid or accrued advisory fees of $659,852, $579,038, and $516,275, respectively.


      The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.


      The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts with combined assets of approximately $4 billion as of November 30, 2006.


      Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

      The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

      The Fund has a distribution agreement with the Distributor whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.

      State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Adviser pays State Street $76,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 West 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund's independent registered public accounting firm and also performs certain tax preparation services.

Portfolio Managers

      Jeffrey Geffen is primarily responsible for the day-to-day management of the Fund's portfolio.

      Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser's discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager's base salary. The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager's overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager's bonus. There are no differences in a portfolio manager's compensation structure for managing mutual funds or private accounts.


      Other Accounts Managed. Jeffrey Geffen is primarily or jointly responsible for the day-to-day management of four Value Line mutual funds with combined total assets at August 31, 2006 of approximately $902 million and two private accounts with assets at August 31, 2006 of approximately $8 million.

      Material Conflicts of Interest. The Adviser's portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. The Adviser's private accounts, like the Fund, pay an advisory fee based primarily upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser's accounts in a manner which the Adviser deems to be fair and equitable.


      Ownership of Securities. Jeffrey Geffen did not own any shares of the Fund at August 31, 2006.

                          SERVICE AND DISTRIBUTION PLAN


      The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund's average daily net assets. During the fiscal year ended August 31, 2006, the Fund paid fees of $258,137 to the Distributor under the Plan. The Distributor paid $32,774 to other broker-dealers and incurred $35,317 in advertising and other marketing expenses.


      The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Directors, including the non-interested Directors, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

      The Plan is a compensation plan, which means that the Distributor's fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's marketing expenses, the Distributor may earn a profit under the Plan.


      The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an interested person (as defined in the 1940
Act) must be nominated by existing Directors who are not interested persons.


      Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

      The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.

Additional Dealer Compensation

      If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, "intermediaries"), your intermediary may receive various forms of compensation from the Distributor. Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor may vary among intermediaries. The types or payments an intermediary may receive include:


      o Payments under the Plan which are asset based charges paid from the assets of the Fund;


      o Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

      You should ask your intermediary for information about any payments it receives from the Distributor.


      The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of average daily net assets. Generally, the maximum amount of additional compensation that the Distributor pays to any intermediary from its own assets is 0.15% of average daily net assets. However, to the extent the Distributor waives any fees it would have otherwise received under the Plan, the Distributor (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.

      As of August 31, 2006, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Fund's payment of 0.25% of average daily net assets pursuant to the Plan.

      National City Bank
      Pershing LLC
      National Financial Services Corp.
      E*TRADE
      National Investors Services Corp.
      Charles Schwab
      USAA Investment Management Co.
      The 401(k) Company
      SunGard Transaction Network
      MSCS Financial Services, LLC

      Financial intermediaries may have been added or removed from the list above since August 31, 2006.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund's portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser's overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During the years ended August 31, 2004, 2005 and 2006, the Fund paid no brokerage commissions.

      Portfolio Turnover. The Fund's annual portfolio turnover rate may exceed 100% . A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objectives, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. Portfolio turnover may also result in capital gain distributions that could increase a shareholder's income tax liability. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.


                                  CAPITAL STOCK

      Each share of the Fund's common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

      Purchases: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

      Automatic Purchases: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

      Retirement Plans: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, Value Line Securities, Inc. will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

      Redemption: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

      The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

      It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.


      Calculation of Net Asset Value: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. With assistance from an independent pricing service, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytical data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. The values for other securities are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Securities for which market valuations are not readily available will be valued at fair value, by the Adviser pursuant to policies and procedures adopted by the Board of Directors.


                                      TAXES
       (See "Dividends, Distributions and Taxes" in the Fund's Prospectus)


      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares by shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships and certain trusts and estates) and who hold their shares as capital assets. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the Fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, foreign country, or other taxing jurisdiction.


      Fund Status. The Fund has elected to be treated and qualified each year as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments from certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test"); and (ii) hold as of the close of each quarter, (a) at least 50% of the value of its assets in certain investment assets, such as cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited as to any issuer to not more than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets in (1) the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies), (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (3) the securities of one or more qualified publicly traded partnerships.


      Fund Distributions. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and when such income is distributed, to a further tax at the shareholder level.

      The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses for the one-year period ended October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

      The Fund will satisfy the annual distribution requirements if it distributes the required amount on or before December 31 of such year or if the distribution is declared in October, November or December of such year with a record date within such period and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

      Unless shareholders elect otherwise, all distributions will be automatically reinvested in additional shares of the Fund. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, such distributions will be taxable whether a shareholder takes them in cash or they are reinvested in shares of the Fund. In general, dividends from investment company taxable income will be taxable as ordinary income and will not qualify for the reduced federal income tax rates applicable to qualified dividend income received by shareholders that are individuals or for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. Dividends from net capital gain that are designated as capital gain dividends will be taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for a maximum 15% tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Absent further legislation, the maximum 15% federal tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.


      Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.


      Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distibutions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

      For federal income tax purposes the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and are not expected to be distributed as such to shareholders. For federal income tax purposes, the Fund had a capital loss carryover at August 31, 2006, of $2,183,304 of which $2,132,091 will expire in 2008, $11,348 will expire in 2012 and $39,865 will expire in 2013.


      Investors purchasing Fund shares prior to a distribution should be aware of the tax consequences of purchasing such Fund shares. The purchase price paid for such shares may reflect the amount of the forthcoming distribution. Although distributions from the Fund shortly after the purchase of Fund shares may be viewed in substance as a return of capital, nevertheless, to the extent such a distribution is attributable to income of the Fund, it will be taxable to the shareholder.

      Redemption, Sale or Exchange of Fund Shares. Upon a redemption, exchange, or sale of shares of the Fund, a shareholder may realize a capital gain or loss for federal income tax purposes. The tax consequences of a sale, exchange, or redemption depend on several factors, including the shareholder's adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of Fund shares with a tax-holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. In addition, any loss realized on a redemption, exchange or sale of Fund shares will be disallowed to the extent the Fund shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Fund shares. In such a case, the basis of the Fund shares acquired will be increased to reflect the disallowed amount.


      Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more in the case of a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


      Fund Investments. If the Fund invests in certain pay-in-kind securities, zero coupon securities, stripped securities, or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes at the Fund level. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

      A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for the holding of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in any particular taxing jurisdiction, although the Fund may in its sole discretion provide relevant information to shareholders.

      The federal income tax rules applicable to certain structured securities are unclear in certain respects. The Fund will account for such instruments in a manner that is intended to allow the Fund to continue to qualify as a regulated investment company.

      Reporting and Backup Withholding. The Fund will be required to report to the Internal Revenue Service ("IRS") all dividends, distributions of capital gains and redemption proceeds from Fund shares, except in the case of certain exempt shareholders. The Fund will be subject to a 28% "backup withholding" requirement on all taxable dividends, distributions of capital gains and redemption proceeds payable to shareholders who fail to provide the Fund with their correct social security or other taxpayer identification number or to make certain certifications. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax. If the backup withholding provisions are applicable to a shareholder, distributions and gross proceeds payable to such shareholder will be reduced by the amounts required to be withheld, regardless of whether such distributions are paid in cash or reinvested.

                                PERFORMANCE DATA

      From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.


      For the one, five and ten year periods ending August 31, 2006, the Fund's average annual total returns were 1.33%, 3.80% and 5.59%, respectively; the Fund's average annual total returns (after taxes on distributions) were -0.26%, 2.32% and 3.61%, respectively; the Fund's average annual total returns (after taxes on distributions and sale of Fund shares) were 0.84%, 2.37% and 3.56%, respectively.


      From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

      Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

      The Fund may also quote its current yield in advertisements and investor communications.

      The Fund may also, from time to time, include a reference to its current quarterly or annual yield in investor communications and sales literature preceded or accompanied by a Prospectus, reflecting the amounts actually distributed to shareholders which could include capital gains and other items of income not reflected in the Fund's yield, as well as interest and dividend income received by the Fund and distributed to shareholders (which is reflected in the Fund's yield).

      All calculations of the Fund's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund has used the same assumptions that apply to its calculation of yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

      The Fund's current yield, distribution rate and total return may be compared to relevant indices, including U.S. domestic and international taxable bond indices (such as the Lehman Intermediate Government Bond Index and the Lehman Aggregate Bond Index) and data from Lipper Analytical Services, Inc., or Standard & Poor's Indices.

                              FINANCIAL STATEMENTS


      The Fund's financial statements for the year ended August 31, 2006, including the financial highlights for each of the five fiscal years in the period ended August 31, 2006, appearing in the 2006 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

                            PART C: OTHER INFORMATION

Item 23. Exhibits.

      (a)   Articles of Incorporation.*

      (b)   By-laws.*

      (c) Instruments Defining Rights of Security Holders. Reference is made to Article Sixth of the Articles of Incorporation filed as Exhibit
            (a) to Post-Effective Amendment No. 23, filed January 4, 1999, and incorporated herein by reference.

      (d)   Investment Advisory Agreement.*

      (e)   Distribution Agreement.*

      (f)   Not applicable.

      (g)   Custodian Agreement and Amendment thereto.*

      (h)   Not applicable.

      (i)   Legal Opinion.*

      (j)   Consent of Independent Registered Public Accounting Firm.

      (k)   Not applicable.

      (l)   Not applicable.

      (m)   Service and Distribution Plan.**

      (p)   Code of Ethics.**

------------
      * Filed as an exhibit to Post-Effective Amendment No. 23, filed January 4, 1999, and incorporated herein by reference.

      ** Filed as an exhibit to Post-Effective Amendment No. 25, filed October 30, 2000, and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant.

      None.

Item 25. Indemnification.

      Incorporated by reference to Article XII of the By-laws filed as Exhibit
(b) to Post-Effective Amendment No. 23, filed January 4, 1999.

Item 26. Business or Other Connections of Investment Adviser.

      Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

Name                          Position With the Adviser                  Other Employment
--------------------------   ---------------------------   -------------------------------------------
Jean Bernhard Buttner        Chairman of the               Chairman of the Board and Chief Executive
                             Board, President and          Officer of Arnold Bernhard & Co., Inc. and
                             Chief Executive Officer       Chairman of each of the Value Line Funds
                                                           and the Distributor

Samuel Eisenstadt            Senior Vice President
                                                           ----------------------------------

Name                         Position With the Adviser                  Other Employment
-------------------------   ---------------------------   -------------------------------------------
David T. Henigson           Vice President                Vice President and a Director of Arnold
                            and Director                  Bernhard & Co., Inc. and the Distributor;
                                                          Vice President, Secretary and Chief
                                                          Compliance Officer of each of the Value
                                                          Line Funds

Howard A. Brecher           Vice President,               Vice President, Secretary, Treasurer and a
                            Secretary and Director        Director of Arnold Bernhard & Co., Inc.

Mitchell Appel              Chief Financial Officer
                                                          ----------------------------------

Stephen Anastasio           Treasurer                     Treasurer of each of the Value Line Funds

Herbert Pardes, MD          Director                      President and CEO of New York
                                                          Presbyterian Hospital

Edgar A. Buttner, MD        Director                      Research Associate, Harvard University

Edward J. Shanahan          Director                      President and Headmaster, Choate
                                                          Rosemary Hall (Boarding School)

Marion Ruth                 Director                      Real Estate Executive; President, Ruth
                                                          Realty (real estate broker)


Item 27. Principal Underwriters.


      (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Fund, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.

      (b)

             (1)                             (2)
      Name and Principal          Position and Offices with                      (3)
       Business Address          Value Line Securities, Inc.     Position and Offices with Registrant
-----------------------------   -----------------------------   -------------------------------------
Jean Bernhard Buttner           Chairman of the Board           Chairman of the Board and President

David T. Henigson               Vice President,                 Vice President, Secretary, and Chief
                                Secretary, Chief                Compliance Officer
                                Compliance Officer and
                                Director

Howard A. Brecher               Vice President,                 Assistant Treasurer and Assistant
                                Assistant Treasurer             Secretary
                                and Assistant
                                Secretary

             (1)                            (2)
     Name and Principal          Position and Offices with                      (3)
      Business Address          Value Line Securities, Inc.     Position and Offices with Registrant
----------------------------   -----------------------------   -------------------------------------
Raymond Stock                  Vice President
                                                               ------------------------------

Mitchell Appel                 Chief Financial Officer
                                                               ------------------------------

Stephen R. Anastasio           Treasurer                       Treasurer


      The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

      (c)   Not applicable.

Item 28. Location of Accounts and Records.

   Value Line, Inc.
   220 East 42nd Street
   New York, NY 10017
   For records pursuant to:
   Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
   Rule 31a-1(f)

   State Street Bank and Trust Company
   c/o BFDS
   P.O. Box 219729
   Kansas City, MO 64121
   For records pursuant to Rule 31a-1(b)(2)(iv)

   State Street Bank and Trust Company
   225 Franklin Street
   Boston, MA 02110
   For all other records

Item 29. Management Services.

      None.

Item 30. Undertakings.

      None.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of December, 2006.


                                      VALUE LINE U.S. GOVERNMENT
                                      SECURITIES FUND, INC.

                                      By: /s/ David T. Henigson
                                          ---------------------------------
                                          David T. Henigson, Vice President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


     Signatures                          Title                        Date
----------------------   ------------------------------------  -----------------
  *JEAN B. BUTTNER       Chairman and Director; President;     December 27, 2006
  (Jean B. Buttner)      Principal Executive Officer

  *JOHN W. CHANDLER      Director                              December 27, 2006
  (John W. Chandler)

 * FRANCES T. NEWTON     Director                              December 27, 2006
 (Frances T. Newton)

  * FRANCIS C. OAKLEY    Director                              December 27, 2006
  (Francis C. Oakley)

   *DAVID H. PORTER      Director                              December 27, 2006
  (David H. Porter)

 *PAUL CRAIG ROBERTS     Director                              December 27, 2006
 (Paul Craig Roberts)

 * NANCY-BETH SHEERR     Director                              December 27, 2006
 (Nancy-Beth Sheerr)

/s/ Stephen R. Anastasio Treasurer; Principal Financial and    December 27, 2006
----------------------   Accounting Officer
(Stephen R. Anastasio)



*By: /s/ David T. Henigson
     -------------------------------------
     (David T. Henigson, Attorney-in-Fact)